AMENDMENT NO. 24 TO APPENDIX I TO THE
                           SHAREHOLDERS' SERVICING AND TRANSFER AGENT AGREEMENT

Funds                                                                                                      Custodian
Liberty Funds Trust I                  Liberty High Yield Securities Fund                                  Chase Manhattan Bank
                                       Liberty Income Fund                                                 Chase Manhattan Bank
                                       Liberty Strategic Income Fund                                       Chase Manhattan Bank
                                       Liberty Tax-Managed Growth Fund                                     Chase Manhattan Bank
                                       Liberty Tax-Managed Value Fund                                      Chase Manhattan Bank
                                       Liberty Tax-Managed Growth Fund II                                  Chase Manhattan Bank
                                       Liberty Tax-Managed Aggressive Growth Fund                          Chase Manhattan Bank

Liberty Funds Trust II                 Liberty Money Market Fund                                           Chase Manhattan Bank
                                       Liberty Intermediate Government Fund                                Chase Manhattan Bank
                                       Liberty Short Term Government Fund                                  Chase Manhattan Bank
                                       Liberty Newport Japan Opportunities Fund                            Chase Manhattan Bank
                                       Liberty Newport Greater China Fund                                  Chase Manhattan Bank
                                       Stein Roe Small Cap Tiger Fund                                      Chase Manhattan Bank

Liberty Funds Trust III                Liberty Select Value Fund                                           Chase Manhattan Bank
                                       The Liberty Fund                                                    Chase Manhattan Bank
                                       Liberty Federal Securities Fund                                     Chase Manhattan Bank
                                       Liberty Newport Global Equity Fund                                  Chase Manhattan Bank
                                       Liberty Newport International Equity Fund                           Chase Manhattan Bank
                                       Liberty Strategic Balanced Fund                                     Chase Manhattan Bank
                                       Liberty Contrarian Small-Cap Fund                                   Chase Manhattan Bank
                                       Liberty Contrarian Equity Fund                                      Chase Manhattan Bank
                                       Liberty Contrarian Balanced Fund                                    Chase Manhattan Bank
                                       Liberty Oregon Tax-Free Fund                                        Chase Manhattan Bank
                                       Liberty Real Estate Fund                                            Chase Manhattan Bank
                                       Liberty Contrarian Income Fund                                      Chase Manhattan Bank
                                       Liberty Special Fund                                                Chase Manhattan Bank
                                       Liberty Contrarian Fund                                             Chase Manhattan Bank
                                       Liberty Newport Global Utilities Fund                               Chase Manhattan Bank

Liberty Funds Trust IV                 Liberty Tax-Exempt Fund                                             Chase Manhattan Bank
                                       Liberty Tax-Exempt Insured Fund                                     Chase Manhattan Bank
                                       Liberty Tax-Exempt Money Market Fund                                Chase Manhattan Bank
                                       Liberty High Yield Municipal Fund                                   Chase Manhattan Bank
                                       Liberty Utilities Fund                                              Chase Manhattan Bank
                                       Liberty Intermediate Tax-Exempt Fund                                Chase Manhattan Bank
                                       Liberty Counselor Income Portfolio                                  Chase Manhattan Bank
                                       Liberty Counselor Balanced Portfolio                                Chase Manhattan Bank
                                       Liberty Counselor Growth Portfolio                                  Chase Manhattan Bank

Liberty Funds Trust V                  Liberty Massachusetts Tax-Exempt Fund                               Chase Manhattan Bank
                                       Liberty Minnesota Tax-Exempt Fund                                   Chase Manhattan Bank
                                       Liberty Michigan Tax-Exempt Fund                                    Chase Manhattan Bank
                                       Liberty New York Tax-Exempt Fund                                    Chase Manhattan Bank
                                       Liberty Ohio Tax-Exempt Fund                                        Chase Manhattan Bank
                                       Liberty California Tax-Exempt Fund                                  Chase Manhattan Bank
                                       Liberty Connecticut Tax-Exempt Fund                                 Chase Manhattan Bank
                                       Liberty Florida Tax-Exempt Fund                                     Chase Manhattan Bank
                                       Liberty North Carolina Tax-Exempt Fund                              Chase Manhattan Bank
                                       Liberty Global Young Investor Fund                                  State Street Bank &
                                                                                                             Trust Company


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Liberty Funds Trust VI                 Liberty Growth & Income Fund                                        Chase Manhattan Bank
                                       Liberty Small-Cap Value Fund                                        Chase Manhattan Bank
                                       Liberty Value Fund                                                  Chase Manhattan Bank
                                       Liberty Newport Asia Pacific Fund                                   Chase Manhattan Bank


Liberty Funds Trust VII                Liberty Newport Tiger Fund                                          Chase Manhattan Bank
                                       Liberty Newport Europe Fund                                         Chase Manhattan Bank

                                                                                                           State Street Bank &
Liberty Floating Rate Advantage Fund                                                                         Trust Company
Liberty Investment Grade Bond Fund                                                                         Chase Manhattan Bank
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Effective Date: November 15, 2000


By:         /s/ Michael G. Clarke
           --------------------------------------------------------------------
           Michael G. Clarke, Assistant Treasurer for Each Fund


COLONIAL MANAGEMENT ASSOCIATES, INC.



By:         /s/ Kevin M. Carome
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           Kevin M. Carome, Senior Vice President


LIBERTY FUNDS SERVICES, INC.



By:         /s/ Mary D. McKenzie
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           Mary D. McKenzie, President


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